UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2016

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K dated April 28, 2016, filed by Cleco Corporate Holdings LLC and Cleco Power LLC (collectively referred to herein as the “Registrants”), with the Securities and Exchange Commission (the “Original Form 8-K”), and is being filed to amend Item 4.01 of the Original Form 8-K to clarify that Deloitte & Touche LLP will be dismissed as the Registrants’ independent registered public accounting firm subsequent to the completion of its interim review of the Registrants’ condensed consolidated financial statements as of and for the quarter ended March 31, 2016, and the Registrants’ filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. In addition, a revised letter from Deloitte & Touche LLP is attached hereto as Exhibit 16.1 in connection with its review of this Form 8-K/A.

Item 4.01    Changes in Registrants’ Certifying Accountant.
On April 22, 2016, the Boards of Managers (the “Boards”) of each of Cleco Corporate Holdings LLC (“Cleco”) and Cleco Power LLC (“Cleco Power” and, together with Cleco, collectively referred to herein as the “Registrants”) were informed by Deloitte & Touche LLP (“Deloitte”), the Registrants’ independent registered public accounting firm, that they performed certain non-audit services for the parent company of one of the parties to the merger contemplated by the Agreement and Plan of Merger, dated as of October 17, 2014, by and among Cleco, Cleco Partners L.P. (“Parent”), a Delaware limited partnership, and Cleco MergerSub Inc., a Louisiana corporation and an indirect wholly-owned subsidiary of Parent. The completion of the merger occurred on April 13, 2016, and the entity controlled by Parent receiving such non-audit services became an affiliate of the Registrants. These non-audit services are prohibited under the Securities and Exchange Commission’s auditor independence rules, and included management functions and expert services unrelated to the audit of the Registrants. Deloitte informed the Cleco Board that its objectivity, integrity, and impartiality were not impaired as a result of providing these non-audit services with respect to performance of its interim review of the Registrants’ condensed consolidated financial statements for the quarter ended March 31, 2016. The Boards also concluded that Deloitte’s objectivity, integrity, and impartiality have not been impaired due to these non-audit services after considering the facts and circumstances with respect to its completion of the planning and execution of the interim review of the Registrants’ condensed consolidated financial statements for the quarter ended March 31, 2016. However, the Boards have decided that Deloitte will be dismissed as the independent registered public accounting firm of the respective Registrants subsequent to the Registrants’ filing of their Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Neither Registrant currently has an audit committee.
During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim periods through the date of this Current Report on Form 8-K/A, neither Registrant had any disagreements (as such term is defined in Instruction 4 to Item 304 of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreements in their reports on the Registrants’ financial statements for such years, nor were there any reportable events as that term is defined in Item 304(a)(1)(iv) of Regulation S-K. The reports of Deloitte on the Registrants’ financial statements for the fiscal years ended December 31, 2015 and 2014, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.
The Registrants provided Deloitte with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Deloitte furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 9, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.
While the Registrants have not engaged a new independent registered public accounting firm, they have begun a search process to identify Deloitte’s successor. The Registrants will disclose the engagement of a new independent registered public accounting firm once the process has been completed as required by the rules and regulations of Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits
Exhibit No.         Description
16.1            Letter from Deloitte & Touche LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: May 9, 2016	By: /s/ Terry L. Taylor
Terry L. Taylor
Chief Financial Officer, Controller, and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: May 9, 2016	By: /s/ Terry L. Taylor
Terry L. Taylor
Chief Financial Officer, Controller, and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter from Deloitte & Touche LLP regarding change in certifying accountant.